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                                                                  EXHIBIT 10.9.1

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                                AMENDMENT 1 TO
                        SOFTWARE OEM LICENSE AGREEMENT

                                 Agreement No.

                 Effective Date of Amendment l: August 1, 1998

This Amendment I ("Amendment") is entered into effective as of the date set forth above by and among to the, on the one hand, Cadence Design Systems, Inc., a Delaware corporation having a principal place of business at 555 River Oaks Parkway, San Jose, California 95134, and Cadence Design Systems (Ireland) Limited, a corporation organized and existing under the laws of Ireland having a place of business at Block U, East Point Business Park, Dublin 3, Ireland (collectively, "Cadence"), and, on the other hand, Synplicity, Inc., having a principal place of business at 624 East Evelyn Avenue, Sunnyvale, California 94086 ("Vendor"). This Amendment 1 amends that certain Software OEM License Agreement between the parties entered into as of December 23, 1997 (the "OEM Agreement").

WHEREAS, Cadence and Vendor intend to revise the fees payable for the Licensed Works and services under the OEM Agreement, and specifically Exhibit C to the OEM Agreement, all as set forth in this Amendment.

NOW, THEREFORE, the parties hereto hereby agree as follows:

A.   As of the Effective Date of this Amendment: Sections 1 and 2 of Exhibit C
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are hereby deleted in their entirety, and the following substituted therefor:

[deleted by Amendment 2 to the Software OEM License Agreement by and among Registrant, Cadence Design Systems, Inc. and Cadence Design Systems (Ireland) Limited dated December 17, 1999]

2.  No Fee for Internal Use License/ Adjustment to Fee Amounts.
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     2.1  No Fee for Internal Use Licenses. No Fees shall be due hereunder for
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copies of the Products and/or Licensed Works: (i) made and used pursuant to the internal use licenses of Section 4.2 of this Agreement; or (ii) made temporarily available to prospective End Users for demonstration or evaluation; or (iii) distributed to existing End User(s) under terms of warranty or maintenance as back-up, replacement or update copy for such End User(s)' existing copy(ies) of the Licensed Works; or (iv) licensed to a non-profit institution; or (v) licensed to any other End User where Cadence and Vendor mutually agree that the Licensed Work should be provided to such End User at no charge. Before entering into any transaction with a non-profit institution, the parties shall agree upon any fees payable to Vendor in connection therewith.

     2.2  Adjustments. Cadence shall be entitled to credit and/or offset against
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payments due to Vendor pursuant to this Agreement payments made to Vendor with respect to each copy of the Licensed Work licensed to an End User which is returned by the End User for any reason to the extent a credit or refund is granted to the End User.

3.   Commercially Reasonable Efforts.
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     3.1  Efforts. Cadence will use commercially reasonable efforts to upgrade
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the Synergy-FPGA installed customer base to Synplify.

B. Except as and to the extent supplemented and/or amended by this Amendment, the OEM Agreement, including all of its Exhibits, shall continue in full force and effect.

Cadence Design Systems, Inc.            Cadence Design Systems (Ireland) Limited

By: _______________________________     By:_____________________________________
Name:______________________________     Name:___________________________________
Title:_____________________________     Title:__________________________________
Date:______________________________     Date:___________________________________

Synplicity, Inc.

By:  /s/ Alisa Yaffa
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Name:   Alisa Yaffa
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Title:  CFS, VP
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Date:  July 24, 1998
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